                                                                  EXHIBIT 10.51


                         FACILITIES LEASE AGREEMENT

                               BY AND BETWEEN

                    LCOR CLARKSBURG L.L.C., AS LANDLORD

                                    AND

                       COMSAT CORPORATION, AS TENANT





                  CLARKSBURG, MONTGOMERY COUNTY, MARYLAND

                             TABLE OF CONTENTS




         INTRODUCTION
         Section 1.      DEFINITIONS........................................1
         Section 2.      LEASE OF INSTALLATIONS PREMISES....................2
         Section 3.      TERM...............................................2
         Section 4.      RENT...............................................3
         Section 5.      USE OF THE INSTALLATIONS PREMISES..................5
         Section 6.      DEVELOPMENT; DESIGNATION OF THE EXCLUDED
                              AREAS.........................................7
         Section 7.      TAXES AND IMPOSITIONS..............................9
         Section 8.      UTILITIES.........................................12
         Section 9.      SIGNS.............................................13
         Section 10.     AS-IS CONDITION OF INSTALLATIONS
                              PREMISES.....................................13
         Section 11.     REPAIRS, MAINTENANCE AND MANAGEMENT...............14
         Section 12.     ACCESS TO INSTALLATIONS PREMISES..................15
         Section 13.     ALTERATIONS AND PERSONAL PROPERTY.................16
         Section 14.     INSURANCE.........................................17
         Section 15.     DAMAGE OR DESTRUCTION.............................20
         Section 16.     INDEMNIFICATION...................................21
         Section 17.     CONDEMNATION......................................25
         Section 18.     LIENS.............................................26
         Section 19.     EXISTING SPACE LEASES; ASSIGNMENT AND
                              SUBLETTING...................................27
         Section 20.     SUBORDINATION OR SUPERIORITY OF LEASE.............28
         Section 21.     DEFAULTS AND REMEDIES.............................29
         Section 22.     BANKRUPTCY OR INSOLVENCY..........................34
         Section 23.     SURRENDER OF INSTALLATIONS PREMISES...............36
         Section 24.     NON-CONSENSUAL HOLDING OVER.......................36
         Section 25.     QUIET ENJOYMENT...................................37
         Section 26.     NOTICES...........................................37
         Section 27.     HAZARDOUS MATERIALS...............................38
         Section 28.     RIGHT TO RENEW TERM...............................40
         Section 29.     SECURITY DEPOSIT..................................41
         Section 30.     MISCELLANEOUS GENERAL PROVISIONS..................41
         SCHEDULE I
         SCHEDULE OF EXHIBITS

                         FACILITIES LEASE AGREEMENT


                  THIS FACILITIES LEASE AGREEMENT (this "Lease") is entered into and made effective as of the 12th day of September, 1997 (the "Effective Date"), by and between LCOR CLARKSBURG L.L.C., a Delaware limited liability company ("Landlord") and COMSAT Corporation, a District of Columbia corporation ("Tenant").

                                WITNESSETH:

                  (a) Prior to but contemporaneously with the execution and delivery of this Lease, Tenant sold and transferred the Installations Premises to Landlord pursuant to that certain Agreement of Sale dated the Effective Date, by and between Tenant, as seller, and Landlord, as purchaser (the "Purchase and Sale Agreement").

                  (b) Landlord desires to lease to Tenant, and Tenant desires to lease back from Landlord, the Installations Premises, all as set forth and on the terms and conditions contained in this Lease.

                  NOW THEREFORE, in consideration of the mutual promises set forth in this Lease and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party, Landlord and Tenant agree as follows:

                  SECTION 1.        DEFINITIONS

                  (a) The following terms shall have the meanings ascribed thereto below:

                  Agents: The agents, employees, contractors, subcontractors, affiliates, licensees and invitees of each party
(and in the case of Tenant, subtenants).

                  Auxiliary Buildings: All buildings now or hereafter located on the Installations Premises and currently consisting of three buildings which, for the purposes of this Lease, Landlord and Tenant agree contain, in the aggregate, 36,000 gross square feet of space.

                  Communications Facilities: The satellite dishes, antennae, or similar structures or equipment now or hereafter located on the Installation Premises.

                  Expiration Date:  The ending date of the Term.

                  Installations Premises: Certain portions of the Land as described and shown on Exhibit C attached hereto and made a part hereof, and containing the Auxiliary Buildings and the Communications Facilities.

                  Land:   Approximately   227  acres  of  land  located  in
Clarksburg, Montgomery County, Maryland, as described or shown on Exhibit A attached hereto and made a part hereof.

                  Master Lease Property: The Land, together with all improvements located thereon, less the Installations Premises and the Excluded Areas.

                  Main Building Area: The Main Building and the Parking Areas, access drives, and other appurtenant areas serving the Buildings on such area, as described or shown on Exhibit B attached hereto and made a part hereof.

                  Parking Areas: Those certain areas located on the Installations Premises and designated for use for parking of motor vehicles as of the Effective Date.

                  Unimproved Area: The Master Lease Property, less the Main Building Area.

                  (b) Other terms shall have meanings ascribed to such terms in this Lease and as shown on Schedule I attached hereto and made a part hereof.

                  SECTION 2.        LEASE OF INSTALLATIONS PREMISES

                  Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant and its successors and assigns, to be paid, kept and performed, has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the covenants, agreements, provisions, limitations and conditions herein expressed, the Installations Premises.

                  SECTION 3.        TERM

                  (a) The initial term of this Lease (the "Initial Term") shall be for a period of ten (10) years commencing on the Effective Date and ending at 11:59 p.m. local time on the day preceding the tenth anniversary of the Effective Date, unless this Lease shall be sooner terminated as hereinafter provided or as provided by law. Notwithstanding the foregoing, if the Term ends on any day other than the last day of any calendar month, the Term shall be extended so that the last day of the Term is the last day of such calendar month. The Initial Term, as may be extended by exercise of Section 28, may sometimes be collectively referred to in this Lease as the "Term".

                  (b) As used in this Lease, the term "Lease Year" means each consecutive period of twelve (12) calendar months during the Term, commencing on the Effective Date. If, however, the Effective Date is other than the first day of a calendar month, the first Lease Year shall begin on the Effective Date and end on the first anniversary of the last day of the calendar month in which the Effective Date falls, and each succeeding Lease Year shall be each succeeding consecutive period of twelve (12) calendar months thereafter during the Term.

                  SECTION 4.        RENT

                  (a) Tenant covenants and agrees to pay Landlord in lawful money of the United States, annual base rent for the Installations Premises ("Base Rent") in twelve (12) equal monthly installments, in advance, on or before the first day of each and every month throughout the Term, as follows:

                  (i) FOUR HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($425,000.00) during the first Lease Year.

                  (ii)  FOUR  HUNDRED   THIRTY-SIX   THOUSAND  SIX  HUNDRED
EIGHTY-SEVEN  AND 50/100  DOLLARS  ($436,687.50),  during the second  Lease
Year.

                  (iii) FOUR HUNDRED FORTY-EIGHT THOUSAND SIX HUNDRED NINETY-SIX AND 41/100 DOLLARS ($448,696.41), during the third Lease Year.

                  (iv) FOUR HUNDRED SIXTY-ONE THOUSAND THIRTY-FIVE AND 56/100 DOLLARS ($461,035.56), during the fourth Lease Year.

                  (v) FOUR HUNDRED SEVENTY-THREE THOUSAND SEVEN HUNDRED FOURTEEN AND 04/100 DOLLARS ($473,714.04), during the fifth Lease Year.

                  (vi) FOUR HUNDRED EIGHTY-SIX THOUSAND SEVEN HUNDRED FORTY-ONE AND 18/100 DOLLARS ($486,741.18), during the sixth Lease Year.

                  (vii) FIVE HUNDRED THOUSAND ONE-HUNDRED TWENTY-SIX AND 56/100 DOLLARS ($500,126.56), during the seventh Lease Year.

                  (viii) FIVE HUNDRED THIRTEEN THOUSAND EIGHT HUNDRED EIGHTY AND 04/00 DOLLARS ($513,880.04), during the eighth Lease Year.

                  (ix) FIVE HUNDRED TWENTY-EIGHT THOUSAND TWELVE AND 10/100 DOLLARS ($528,012.10), during the ninth Lease Year.

                  (x)  FIVE  HUNDRED   FORTY-TWO   THOUSAND   FIVE  HUNDRED
THIRTY-TWO AND 43/100 DOLLARS ($542,532.43), during the tenth Lease Year.

Notwithstanding the foregoing, if the Effective Date shall be a day other than the first day of a calendar month, there shall be due and payable on the Effective Date, as the installment of Base Rent for such fractional month, an amount determined by dividing the Base Rent for the first Lease Year by 365 and multiplying the result by the number of days from the Effective Date through the end of such month.

                  (b) Tenant also covenants and agrees to pay, as additional rent (the "Additional Rent"), all sums, Impositions, costs, expenses and other payments which Tenant in any of the provisions of this Lease assumes, agrees or is obligated to pay, or which shall become otherwise due and payable from Tenant to Landlord under this Lease (other than Base Rent). Base Rent and Additional Rent may sometimes be collectively referred to herein as "Rent".

                  (c) It is the purpose and intent of Landlord and Tenant that, except as explicitly set forth herein, the Base Rent shall be absolutely net to Landlord, so that this Lease shall yield, net to Landlord, the net annual rent specified in Subsection (a) of this Section 4 in each Lease Year during the Term and that all costs, expenses and obligations of every kind and nature whatsoever, in connection with or relating to the Installations Premises shall be the obligation of Tenant and shall be paid by Tenant.

                  (d) The Base Rent shall be paid to Landlord promptly when due without notice or demand therefor, and without any abatement (except as explicitly stated to the contrary in Section 8), deduction or set-off for any reason whatsoever.

                  (e) No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or as provided by law or in equity.

                  (f) If any of the Rent payable under the terms and provisions of this Lease shall be or become uncollectible, reduced or required to be refunded because of any rent control or similar act or law enacted by a valid governmental authority, Tenant shall enter into such agreements and take such other steps that Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which, from time to time during the continuance of such legal rent restriction, may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (i) the Rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination, and (ii) Tenant shall promptly pay to Landlord, to the maximum extent legally permissible, an amount equal to (a) the Rent which would have been paid pursuant to this Lease but for such legal rent restriction, less (b) the Rent paid by Tenant during the period such rent restriction was in effect.

                  (g) All Rent and other payments required to be made by Tenant to Landlord shall be delivered to Landlord by wire transfer pursuant to the wire transfer instructions as shown on Exhibit E attached hereto and made a part hereof or to any other single party that Landlord may specify from time to time by written notice given to Tenant.

                  (h) In recognition of the extra costs to Landlord resulting from Tenant's failure to make timely payment of any installment of Base Rent, if any such installment is not paid within nine (9) days after its due date, the delinquent amount shall be subject to a service charge of five percent (5%) of such delinquent amount, or such lesser charge as may be the maximum charge permitted by law. In addition, if any installment of Base Rent or any other sum due Landlord under this Lease remains unpaid seventy-five (75) days after its due date, the outstanding amount shall bear interest at an annual rate of two percent (2%) over the "Prime Rate" then prevailing or such lesser rate as may be the maximum rate permitted by law (the "Stipulated Rate"), and calculated from the due date of such sum and continuing through the date such sum is paid in full. As used in this Lease, the term "Prime Rate" means the prime rate of interest for large money center banks as published in the Money Rates section of the Wall Street Journal or if the Wall Street Journal ceases to publish such rate, as established by reference to such other authority as is generally accepted in the business community as a source for determining the "Prime Rate".

                  SECTION 5.        USE OF THE INSTALLATIONS PREMISES

                  (a) The Installations Premises may be occupied and used for any lawful purpose and shall not be used for any other purpose. In addition, Tenant shall have easements on, over, across and through the Main Building Area and the Unimproved Area for (i) access to the Installations Premises via roads existing in the Unimproved Area and the Main Building Area as of the Effective Date, or as may be relocated as expressly provided for in this Lease, (ii) purposes which are incidental to use of the Installation Premises, such as use, maintenance, repair, and replacement of utilities, storm drainage facilities, and signage serving or used in connection with the Installation Premises, (iii) reasonable recreation uses, such as use of the existing recreational facilities, and (iv) temporary activities and uses that Tenant reasonably deems desirable. Notwithstanding anything to the contrary contained in this Lease, with respect to the uses described in clauses (iii) and (iv) above, (y) the Tenant shall ensure that such uses do not interfere with the Development, and (z) no action or omission of Landlord, or its Agents, successors and assigns that interferes with such uses shall be a default of Landlord under this Lease.

                  (b)      Tenant further agrees as follows:

                           (i)      Tenant and its Agents shall use the
Installations Premises and conduct their business thereon in a safe, careful, reputable and lawful manner.

                           (ii) Tenant shall obtain, or cause to be obtained,
all certificates, licenses and permits necessary for its, or its subtenants', occupancy, use, operation and maintenance of the Installations Premises. Upon reasonable advance request by Tenant, Landlord shall reasonably cooperate with Tenant in Tenant's obtaining such necessary certificates, licenses or permits, including, without limitation, signing applications for the same within ten (10) business days after Tenant's request if Landlord's signing is required by Applicable Law or requested by a governmental authority; provided, that Landlord shall not be required to incur any out-of-pocket costs to third parties in connection therewith. Tenant shall promptly reimburse Landlord for any of its reasonable out-of-pocket costs to third parties for review or advice about such certificates, licenses or permits.

                           (iii) Tenant shall not commit, nor allow to be
committed, in, on or about the Installations Premises, any act of waste, including any act which might deface, damage or destroy any improvement thereon, or any part thereof. Further, Tenant shall not permit any noise or odor to be emitted from the Installations Premises which is unlawful or which constitutes a legal nuisance. Notwithstanding the foregoing, Tenant shall not have any responsibility for any waste, noise, or odor caused by Landlord or its Agents.

                           (iv)   Tenant shall promptly comply in all material
respects with all present and future laws, statutes, ordinances, rules, regulations and orders of any federal, state, municipal or other government or agency thereof having jurisdiction over and relating to the use, condition and occupancy of the Installations Premises, and any covenants, conditions and restrictions of record existing as of the Effective Date and governing the Installations Premises (collectively, the "Applicable Laws"). Tenant acknowledges that the Applicable Laws are of public record and that Tenant knows the character of its operation on the Installations Premises.
Tenant  shall  have  sole   responsibility  for  its  compliance  with  the
Applicable  Laws in all material  respects,  and  Tenant's  inability to so
comply   shall  not  be  cause  for  Tenant  to   terminate   this   Lease.
Notwithstanding the foregoing:


                                   (A)  Tenant shall not be required to comply
with any Applicable Laws to the extent that Tenant or the Installations Premises are legally "grandfathered" or exempt from the application of such Applicable Laws or Tenant may obtain from the appropriate authorities a waiver or variance with respect to compliance.

                                    (B) Tenant shall not be required to comply
with any legal requirements in connection with the Installations Premises arising out of or relating to the Development or arising out of other acts or omissions of Landlord or its Agents on or with respect to the Installations Premises. All of such requirements on the Installations Premises shall be promptly complied with by Landlord in all material respects, at its own expense.

                                    (C) Tenant shall not be obligated to
correct any violations of Applicable Laws which may exist on the Installations Premises as of the Effective Date, except to the extent specifically required to do so by written notice from the governmental authority having jurisdiction.

                                    (D)  Tenant shall have the right to contest
by appropriate legal proceedings, conducted diligently and in good faith, without expense to Landlord, the validity or application of any Applicable Laws. If compliance with the Applicable Law being contested may legally be delayed pending the prosecution of the proceeding, Tenant may delay compliance until the final determination of the proceeding. Landlord shall execute and deliver, within ten (10) business days after request by Tenant, any appropriate papers and/or other instruments that may be necessary to permit Tenant to contest the validity or application of the Applicable Law. Landlord shall otherwise reasonably cooperate with Tenant in the contest, provided that Landlord shall not be required to incur any out-of-pocket costs to third parties in connection therewith. Notwithstanding the foregoing, Tenant shall ensure that any such contest does not cause any lien to be filed against the Installations Premises or any portion thereof.

                  SECTION 6. DEVELOPMENT; DESIGNATION OF THE EXCLUDED
                                     AREAS

                  (a) Tenant acknowledges that, among other purposes, Landlord purchased the Land for possible development and/or sale of all or portions of the Unimproved Area. Although Landlord is not required to develop or sell any of the Unimproved Area, Landlord is contemplating a "mixed-use" development thereon, consisting of, among other things, uses of varying densities, sizes and natures, and infrastructure in order to serve same (all or any portion thereof, the "Development"). The Development shall be at Landlord's sole cost. Tenant acknowledges that the Development may require Landlord to change the zoning classification of the Installations Premises. Tenant covenants and agrees that during the Term it shall not object to, and shall reasonably cooperate with Landlord with respect to, Development by Landlord or its successors of any of the Unimproved Area and shall reasonably cooperate so as to avoid interference with the Development. Notwithstanding the foregoing:

                           (i)  The Development by Landlord shall not
interfere with Tenant's or its subtenants' use of the Installations Premises.

                           (ii) No rezoning or other development approvals
sought by Landlord for all or any part of the Installations Premises shall prohibit, restrict, or make non-conforming any of the uses which may be conducted on the Installations Premises under the I-3 zoning applicable to such property as of the Effective Date.

                           (iii)  Landlord acknowledges that the
uninterrupted operation of the Communications Facilities is of critical importance to Tenant. Landlord shall not oppose the installation or continued operation of the Communications Facilities.

                           (iv)  Tenant shall not be required to incur any
liability  or  out  of  pocket   expense  to  third  parties  in  providing
cooperation to Landlord or its successors with respect to Development.

                  (b)  Intentionally Omitted.

                  (c)  Intentionally Omitted.

                  (d) In the event that ownership of any portion of the Main Building Area or Unimproved Area is transferred to another party (an "Excluded Area") and such Excluded Area contains any road, utility line, drainage line, storm water management facility, sign, or other improvement or amenity then being used by Tenant in connection with the Auxiliary Buildings or the Communications Facilities (collectively, "Appurtenances"), then, automatically upon such transfer of the Excluded Area, Tenant shall be deemed to have easements for the continued uninterrupted use of the Appurtenances for so long as this Lease remains in effect. The easements provided for in this subsection shall include the right of Tenant to enter upon the Excluded Area to inspect, maintain, repair, and replace the
Appurtenances. Notwithstanding the foregoing, Landlord may temporarily discontinue any of the Appurtenances for a period of not more than
forty-eight   (48)  hours  if  Landlord   provides  Tenant  with  temporary
Appurtenances, provided such temporary Appurtenances allow Tenant and its Agents to use the Installations Premises without any material diminishment of Tenant's or its Agents' use of the Installations Premises or any material interference with the business operations of Tenant or its subtenants on the Installations Premises.

                  (e) Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to pay for any incremental, additional or increased cost of Insurance or any increased costs of Care of the Installations Premises which are attributable to Development or any other acts or omissions of

Landlord or its Agents with respect to the Installations Premises or the Unimproved Area.

                  (f)  In   addition   to  the   easements   for   existing
Appurtenances provided for in Subsection 6(d), Landlord shall grant to Tenant, or to any utility company or governmental authority designated by Tenant, such other easements for utilities, drainage, stormwater management, and other similar matters on, under, and across the Main
Building Area or Unimproved Area as may be reasonably required in connection with the use or occupancy of the Installations Premises and in accordance with this Lease ("Additional Easements"). No Additional Easements shall materially and adversely affect the Development or materially increase the cost of Development. Landlord shall have a reasonable right of approval of the location of all Additional Easements. All Additional Easements shall be granted without charge within ten (10)
business days after written request by Tenant, accompanied by the instrument to be executed and a plat showing the location of the Additional Easement. Landlord shall make good faith and commercially reasonable efforts to cause its mortgagees to subordinate their liens against the Main Building Area or Unimproved Area to any Additional Easements.

                  SECTION 7.  TAXES AND IMPOSITIONS

                  (a) Tenant  covenants  and agrees to pay,  not later than
the first day on which any interest or penalty will accrue or be assessed for the non-payment thereof, all of the following items applicable to or affecting the Installations Premises or any part thereof accruing or payable from and after the Effective Date and during the Term or applicable thereto: (i) all real estate taxes and assessments (including, without limitation, assessments for special business improvement or assessment districts), (ii) personal property taxes, (iii) occupancy and rent taxes specifically imposed on tenants in Montgomery County or attributable to subtenants of Tenant, (iv) water and sewer rents, rates and charges, (v) vault taxes and charges, (vi) certificate, license and permit fees, (vii) any taxes, assessments or governmental levies, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or during or applicable to the Term or any part thereof may be assessed, levied, confirmed, imposed upon, or grow or accrue or become due and payable out of, or charged with respect to, or become a lien on, the Installations Premises or any part thereof, or the sidewalks or streets in front of or adjoining the Installations Premises, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances to the Installations Premises, or any personal property, equipment or other facility used in the operation thereof, or any use or occupation of the Installations Premises, or any document by which Tenant creates or transfers an interest or estate in the Installations Premises, and (vii) any fines or penalties or similar governmental charges applicable with respect to any of the foregoing, together with interest and costs thereon (all such items aforesaid may sometimes be collectively referred to herein as "Impositions").

                  (b) If, by law, any Imposition imposed during the Term, which is an assessment not related to general real estate taxes, may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments plus interest as may become due during the Term of this Lease; provided, that all such payments shall be made before any fine, penalty, or other charge for non-payment of any installment may be added thereto.

                  (c) Any Imposition (including, without limitation, those Impositions which have been converted into installment payments by Tenant as referred to in Subsection (b) above) relating to a period of time which is partially within the Term and partially beyond the Expiration Date shall be adjusted between Landlord and Tenant as of the Expiration Date so that Landlord shall pay that portion of such Imposition which is attributable to any period of time after the Expiration Date and Tenant shall pay the remainder thereof. This subsection shall survive termination of the Lease.

                  (d) Notwithstanding the foregoing, Tenant shall not be required to pay municipal, state or federal income, excess profits, capital levy, rental (except as set forth in clause (iii) of Subsection (a)), estate, succession, inheritance, transfer, recordation (except to the extent described in Section 30(v)) or gift taxes of Landlord, any corporate franchise tax imposed upon Landlord or any tax imposed because of the nature of the business entity of Landlord; provided, however, that if at any time during the Term, the method of taxation prevailing at the Effective Date shall be altered so that, in substitution for ad valorem real estate taxes, any new Imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Installations Premises and shall be imposed upon Landlord, then all such new Impositions or charges, or any part thereof, shall be deemed to be included within the term "Impositions", and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

                  (e) (i) If permitted by Applicable Law, and provided no Event of Default is then in existence, Tenant shall have the right, at its own expense, to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. If, under Applicable Law, the contested Imposition must be paid before undertaking the contest, Tenant shall pay such Imposition (which payment may be made under protest, at Tenant's option) or, if permitted by

Landlord and any mortgagee of Landlord (including trustees or beneficiaries of deeds of trust) ("Mortgagee"), either deposit with Landlord, Mortgagee or the assessing body, as Landlord, Mortgagee or the assessing body may require, an amount sufficient to pay all amounts referred to in Subsection
(ii) below, or undertake such other method of securing payment of such amounts as is satisfactory to Landlord, Mortgagee and the assessing body.

                           (ii)    Upon the termination of any such proceeding,
Tenant shall pay the amount of such Imposition or part thereof as finally determined as due in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Landlord shall, provided an Event of Default is not then in existence, return or request Mortgagee to return any amount still on deposit with it or with Mortgagee with respect to such paid Imposition. If at any time during the continuance of such proceedings Landlord, Mortgagee or the assessing body shall deem the amount deposited or the undertaking insufficient, Tenant shall, upon thirty (30) days prior written notice, make an additional undertaking or deposit with Landlord, Mortgagee or the assessing body, as Landlord or Mortgagee reasonably may request, or as the assessing body may require, and upon failure of Tenant to do so, the amount theretofore deposited shall be applied by Landlord, Mortgagee or the assessing body to the payment, removal and discharge of such Imposition and the interest and penalties in connection therewith and any costs, fees (including, without limitation, reasonable attorneys' fees and disbursements) or other liabilities accruing in any such proceedings, and the balance, if any, shall be returned to Tenant, or the deficiency, if any, shall be paid by Tenant immediately on demand of Landlord or Mortgagee to the taxing authority to which such Imposition is payable. This subsection shall survive termination of this Lease.

                  (f) Landlord or Tenant may, if it shall so desire, endeavor at any time or times to obtain a lowering of the assessed valuation upon the Installations Premises, or any part thereof, for the purpose of reducing Impositions thereon, and in such event, the other party will reasonably cooperate in effecting such reduction, but shall not be required to incur any out-of-pocket costs in so cooperating.

                  (g) Landlord shall not be required to join in any proceedings referred to in Subsection (e) above unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord or any owner of the Installations Premises, in which event, Landlord shall join in such proceedings or permit the same to be brought in its name and shall sign all documents reasonably necessary to prosecute the proceedings. Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant will indemnify and save harmless Landlord from and against any such costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, and from any liability resulting from such proceeding. After reimbursing and indemnifying Landlord for the items referred to in the preceding sentence, Tenant shall be entitled to any refund with respect to any Imposition and penalties or interest thereon which have been paid by Tenant (whether directly or through escrowed funds), or which have been paid by Landlord but previously reimbursed in full to Landlord by Tenant. Tenant's right to the refund shall survive termination of this Lease.

                  (h) The certificate, advice, statements, or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition shall be prima facie evidence that the Imposition is due and unpaid at the time of the making or issuance of such certificate, advice statement or bill.

                  (i) Tenant shall make all payments of Impositions directly to the appropriate governmental authorities, and Landlord appoints Tenant the attorney-in-fact of Landlord for the purpose of making all payments to be made by Tenant pursuant to any of the provisions of this Lease to persons or entities other than Landlord. In case any person or entity to whom any sum is directly payable by Tenant under any of the provisions of this Section 7 shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord and Landlord shall promptly pay such sum to such person or entity.

                  (j) Tenant shall deliver to Landlord duplicate receipts or photostatic copies thereof, or other evidence reasonably satisfactory to Landlord (followed by such duplicate receipts or copies, when available) showing the payment of all Impositions, within ten (10) business days after the respective payments are required to be made by Tenant and Landlord requests such evidence in writing.

                  (k) Landlord shall furnish to Tenant copies of all notices of assessment and bills relating to Impositions within ten (10) business days after Landlord receives any of the same from the governmental authorities.

                  SECTION 8.        UTILITIES

                  (a) Tenant agrees to pay all charges made against the Installations Premises for gas, heat, water, electricity, sewage disposition, telephone and all other utilities and services related to the Installations Premises during the Term (collectively, the "Utilities").

                  (b) Tenant understands, acknowledges and agrees that any one or more of the Utilities may be interrupted or diminished by reason of causes beyond Landlord's reasonable control; that

Landlord does not represent or warrant the uninterrupted avail ability of the Utilities; that Tenant shall be solely responsible for obtaining and maintaining the use of the Utilities; and that, unless caused by Landlord or its Agents, any such interruption or diminishment shall not (i) be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Installations Premises or any part thereof, or
(ii) render Landlord liable to Tenant in damages by abatement of Rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease. In pursuing the Development, Landlord shall take and cause its Agents to take best efforts to avoid the interruption or diminishment of the Utilities.

                  SECTION 9.        SIGNS

                  (a) Tenant shall not inscribe, paint, affix or display any sign, advertisement or notice (collectively "Signs") on any portion of the Installations Premises (or on any interior portion of the Auxiliary Buildings that is visible from the exterior) not presently located thereon without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

                  (b) Tenant shall not inscribe, paint, affix or display any Sign on any portion of the Unimproved Area not presently located thereon without the prior written consent of Landlord, which consent shall be in Landlord's sole and absolute discretion.
                  (c) Despite the foregoing, Tenant shall not require Landlord's consent to replace any Sign existing as of the Effective Date provided that the dimensions and location of the new Sign are substantially the same as those of the existing Sign.

                  SECTION 10.       AS-IS CONDITION OF INSTALLATIONS
                                    PREMISES

PRIOR TO THE EFFECTIVE DATE, TENANT OWNED THE LAND FOR APPROXIMATELY THIRTY
(30) YEARS, DEVELOPED THE IMPROVEMENTS THEREON, INCLUDING BUT NOT LIMITED TO THE AUXILIARY BUILDINGS AND COMMUNICATIONS FACILITIES, AND OCCUPIED THE AUXILIARY BUILDINGS. CONSEQUENTLY, UPON THE EFFECTIVE DATE, TENANT SHALL ACCEPT THE INSTALLATIONS PREMISES IN "AS IS" CONDITION. TENANT AGREES AND ACKNOWLEDGES THAT LANDLORD HAS NOT MADE ANY REPRESENTATION RESPECTING OR ANY WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, REGARDING THE INSTALLATIONS PREMISES, INCLUDING, WITHOUT LIMITATION, REPRESENTATIONS OR WARRANTIES REGARDING THE PHYSICAL NATURE OR CONDITION OF THE INSTALLATIONS PREMISES. TENANT ACKNOWLEDGES THAT IT IS COGNIZANT OF AND SATISFIED WITH ALL ASPECTS OF THE INSTALLATIONS PREMISES, AND THAT AS PROVIDED HEREIN THIS TRANSACTION IS AN "AS IS" TRANSACTION.

                  SECTION 11.       REPAIRS, MAINTENANCE AND MANAGEMENT

                  (a) Tenant shall,  at its sole expense,  keep,  maintain,
manage and operate (collectively, "Care" or "Care for" or "Care of" as the context may require) the Installations Premises in a neat, orderly and safe condition, in substantially the same manner as Tenant has been maintaining the Installations Premises as of the Effective Date, and in compliance with all Applicable Laws in all material respects. In addition, all repairs made by Tenant shall be reasonably suited to accomplish their intended purposes and shall be in compliance with Applicable Laws in all material respects. Tenant shall in any event make all repairs necessary to avoid damage or injury to persons or property. Landlord shall have no obligation whatsoever to Care for the Installations Premises except that Landlord shall be responsible for any repairs necessitated by Landlord or its Agents. Further, Tenant, while it was owner of the Property, recorded a Declaration of Easements, Covenants, and Restrictions (the "Declaration"). Landlord hereby delegates to Tenant, and Tenant hereby accepts from Landlord, the maintenance and repair obligations applicable to the owner of the Installations Premises and described in Section 6 of the Declaration.

                  (b) If any dispute shall arise between Landlord and Tenant as to the standard of Care required under Subsection (a) above, the matter shall be resolved by binding arbitration in accordance with the then prevailing Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). Upon demand for arbitration by either party in accordance with such rules, the matter shall be decided by a single arbitrator in Montgomery County, Maryland, selected in accordance with the prevailing Commercial Arbitration Rules of the AAA. In deciding any matter relating to the Installations Premises, the arbitrator shall take into account the age and character of the improvements on the Installation Premises, the standards of Care set forth in this Section 11, and the remaining Term of this Lease. The arbitrator shall hold a hearing on the matter within forty-five (45) days after he or she is appointed. At least twenty (20) days before the hearing, each party shall submit to the other party a written statement of its case, copies of all documents upon which it intends to rely at the hearing, and a list of the witnesses it intends to call to testify at the hearing. The hearing shall be concluded within fifteen (15) days after the initial hearing date and the arbitrator shall decide the matter within fifteen (15) days after the hearing is concluded. The arbitrator shall render his or her decision in writing, setting forth the reasons for the decision. Each party shall bear its own costs related to the arbitration, except that the parties shall share equally all filing fees and other costs imposed by the AAA in connection with the arbitration and the fees of the arbitrator. The decision of the arbitrator shall be final and non-appealable and judgment on the decision may be entered in any court of competent jurisdiction.

                  (c) Unless required by Applicable Laws, Tenant shall not be required to (i) improve, upgrade, re-model, retrofit, or renovate all or any part of the Installations Premises or (ii) subject to Subsection 11(a) (excluding the requirement that Care be in substantially the same manner as Tenant has been maintaining the Installations Premises as of the Effective
Date), make any replacement or major repair of any component, element or system of the Installations Premises.

                  (d) Landlord agrees that during the Term, Tenant shall have the right, after providing prior written notice to Landlord, to enforce any rights of Landlord under applicable warranties, guarantees, licenses and permits applicable to the Installations Premises. Landlord shall sign such documents and otherwise reasonably cooperate with Tenant to facilitate such enforcement, provided that Landlord shall not be required to incur any out of pocket expense to third parties in so doing.

                  SECTION 12.       ACCESS TO INSTALLATIONS PREMISES

                  Tenant acknowledges that Landlord has a significant economic interest in the Care of the safety and condition of persons and property located on and near the Installations Premises and that Landlord, pursuant thereto, has a need, from time to time, to inspect the Installations Premises to insure Tenant's conformity with the covenants of this Lease. Tenant, therefore, hereby authorizes Landlord and any parties authorized by Landlord to perform such inspections of the Installations Premises as Landlord from time to time may reasonably deem appropriate. Landlord shall have the right to enter any part of the Installations Premises at all reasonable times, upon reasonable advance notice to Tenant and accompanied by a representative of Tenant, for the purposes of making such inspections, showing the Installations Premises to prospective purchasers, investors, mortgagees and tenants, and making such repairs, alterations or improvements to the Installations Premises as Landlord may deem necessary or desirable if Tenant fails to properly Care for same after notice and opportunity to cure as provided for in Section 21(a). No such entry shall materially interfere with the use and occupancy of the Installations Premises by Tenant, its subtenants and licensees. Landlord shall incur no liability to Tenant for such entry except in the case of death, bodily injury, or property damage caused by Landlord or its Agents. Notwithstanding the foregoing, Landlord shall have no right to enter upon those portions of the Installations Premises which are secured or confidential areas pursuant to Applicable Laws or agreements to which Tenant is subject ("Restricted Areas"). Further, no person who is a foreign national may enter into the Auxiliary Buildings or Antenna Ranges on behalf of Landlord, unless approval of such person is obtained from Tenant in advance. Such approval may be withheld only to the extent entry by such person would violate Applicable Laws or agreements to which Tenant is subject.

                  SECTION 13.       ALTERATIONS AND PERSONAL PROPERTY

                  (a) Tenant, at its sole expense and without Landlord's approval, shall have the right to make any alterations, additions, installations or other improvements ("Alterations") to the Installations Premises, including, but not limited to, constructing or installing additional Auxiliary Buildings and Communications Facilities on the Installations Premises. In addition, Tenant, at its sole expense and without Landlord's approval, may remove or demolish all or any portion of the Auxiliary Buildings or Communications Facilities. All buildings constructed on the Installations Premises after the Effective Date shall be of a similar or better quality of construction as the Auxiliary Buildings located on the Installations Premises as of the Effective Date.

                  (b) Any Alteration shall be subject, however, in all cases to the following:

                           (i)   All Alterations shall be made at the sole
cost and expense of Tenant and in a good and workmanlike manner and in compliance with all Applicable Laws in all material respects.

                           (ii)  The Installations Premises at all times shall
be kept by Tenant free of liens for labor and materials supplied or claimed to have been supplied to the Installations Premises in connection with the Alterations.

                           (iii) Notice is hereby given that Landlord shall
not be liable for any labor or materials furnished to or for Tenant. Furthermore, notice is hereby given to Tenant and Tenant's mechanics, laborers and materialmen with respect to the Installations Premises that no mechanic's, materialman's or laborer's lien shall attach to or affect the reversion or other interest of Landlord in or to the Installations Premises.

                           (iv)  Worker's compensation, builder's risk and
general  liability  insurance with respect to the Alteration as required by
Section 14 shall be maintained by Tenant.

                  (c) All Communication Facilities and personal property, including, but not limited to, trade fixtures, furniture, furnishings, telephone switching equipment, generators and uninterrupted power supply equipment, Restricted Property and moveable equipment ("Tenant's Property"), upon or in the Installations Premises shall remain the property of Tenant or its Agents, as the case may be, or remain under Tenant's control, and shall be removed by Tenant, or caused to be removed by Tenant, at its sole cost and expense, upon termination of this Lease or surrender by Tenant of the Installations Premises to Landlord; provided, however, that Tenant shall not be required to remove the footings, foundations, concrete bases or underground bases, or underground cabling or conduits and such items shall become the property of Landlord upon the expiration or earlier termination of this Lease. (The term "Tenant's Property" does not include Fixtures and Limited Personal Property as defined in the Purchase and Sale Agreement.) Further, Tenant shall not be required to remove, or cause to be removed, the property of International Telecommunications Satellite Organization ("Intelsat") in the portion of the Installations Premises described in that certain Agreement of Lease between Tenant and Intelsat dated October 25, 1990. If Tenant's removal of Tenant's Property shall create an unsafe or unsightly condition, Tenant shall repair the condition at its sole cost and expense, reasonable wear and tear excepted, but such obligation shall in no event be deemed to require Tenant to remove the items which Tenant may leave on the Installations Premises pursuant to the preceding provisions of this Subsection (c). If Tenant fails to so remove and repair, Landlord shall have the right to remove the Tenant's Property and to dispose of the same and to repair the Installations Premises without accountability to Tenant, and at the sole cost and expense of Tenant. The "Restricted Property" shall mean all personal property, including, but not limited to documents and equipment, which are required to be secured or kept confidential pursuant to Applicable Laws or agreements to which Tenant is subject. The Restricted Property shall at all times, both during and after the Term, be the sole responsibility of Tenant. Tenant covenants and agrees that no Restricted Property shall be left in or upon the Installations Premises after termination of this Lease or surrender by Tenant of the Installations Premises to Landlord. Upon the expiration or earlier termination of this Lease all right, title and interest to any underground storage tanks located in the Installations Premises shall automatically convey to Landlord without the requirement that either party execute any other documents to effectuate the conveyance and shall become part of Landlord's property.

                   SECTION 14.      INSURANCE

                  (a) At all times during the Term, Tenant, at its own cost and expense, shall carry and maintain the insurance coverage set forth below (the "Insurance"):

                  (i)  Hazard insurance covering the Installations
Premises (including, without limitation, all Alterations now or hereafter made to the Installations Premises) under an "All Risks of Physical Loss" policy (an "All Risks Policy") written in an amount equal to an amount necessary to satisfy Tenant's obligations as lessor, in the event of a casualty, under the Existing Leases or Subleases and the cost of debris removal and the value of grading, paving and landscaping in the event of damage caused by casualty to improvements covered by such insurance.

                  (ii) Commercial liability insurance with respect to the Installations Premises and the operations related thereto, whether conducted on or off the Installations Premises, against liability for death, bodily injury, and property damage (the "Liability Policy"). The Liability Policy shall be on an occurrence basis and specifically shall include:

                        (A) Contractual liability to cover Tenant's obligations to indemnify Landlord as required under this Lease; and

                        (B) Water damage and sprinkler leakage legal liability.

The Liability Policy shall be written for a combined single limit of not less than Ten Million Dollars ($10,000,000). Such limit shall be subject to reasonable increase from time to time (but not more than once every twenty-four (24) months) in accordance with the limits then being customarily carried with respect to similar properties in Montgomery County, Maryland ("Comparable Properties"), or operations similar to those being conducted on the Installations Premises. Tenant may satisfy the required coverage limits for the Liability Policy by carrying a combination of primary and excess liability policies providing aggregate coverage in at least the limits stated herein for such policy.

                  (b) Tenant further covenants and agrees, at its sole cost and expense, to procure and maintain or cause to be procured and maintained at all times all necessary worker's compensation insurance covering all persons employed by Tenant, Existing Tenants and Subtenants in and about the Installations Premises.

                  (c) Tenant further covenants and agrees, at its sole cost and expense, to procure and maintain or cause to be procured and maintained at all times Comprehensive Automobile Insurance covering all owned, non-owned, and hired automobiles of tenant in limits of not less than One Million Dollars ($1,000,000).

                  (d) In addition to the insurance carried by Tenant, during the course of any Alteration or Care work undertaken by a contractor hired by or for Tenant, Tenant shall require such contractor to carry public liability insurance in limits of not less than Two Million Dollars ($2,000,000).

                  (e) Tenant may at its option provide any Insurance coverage under a blanket insurance policy instead of a separate policy or policies, provided that the certificate or certificates issued under such blanket insurance policy, and the coverage afforded thereby, conforms in all respects to the requirements hereof.

                  (f) Intentionally Omitted.

                  (g) All Insurance shall be in such form and shall be issued by such responsible insurance companies licensed to do business in the State of Maryland as are reasonably approved by Landlord. Any insurance company rated by Bests Insurance Reports (or any successor publication of comparable standing) as A-, VIII or better and by Standard & Poor's (or any successor of comparable standing) as "A" or better (or the equivalent of such rating) shall be deemed a responsible company and acceptable to Landlord. Upon the Effective Date, and thereafter, not less than five (5) days prior to the expiration dates of the expiring policies of Insurance originals of replacement policies or renewal certificates, as the case may be, bearing notations evidencing the payment of premiums or accompanied by other evidence reasonably satisfactory to Landlord of each payment, shall be delivered by Tenant to Landlord ("Insurance Notice"). If Tenant does not provide Landlord with the Insurance Notice or if Tenant lets any Insurance lapse, Landlord shall have the right, without providing any notice to Tenant, to procure replacement coverage that is effective upon such lapse and Tenant shall promptly reimburse Landlord for the reasonable cost thereof.

                  (h) All policies of Insurance shall name Landlord, Tenant, and, if requested by Landlord in writing, any Mortgagee as insureds, as their respective interests may appear. All policies of Insurance other than the Liability Policy shall, if requested in writing by Landlord, name the Mortgagee as a loss payee, as the interest of such Mortgagee may appear, but subject to the provisions of Section 15. Any request of coverage as to a Mortgagee shall set forth the name and address of the Mortgagee.

                  (i) Tenant shall not violate or permit to be violated any of the conditions, provisions or requirements of any Insurance policy, and Tenant shall perform, satisfy and comply with, or cause to be performed, satisfied and complied with, the conditions, provisions and requirements of all Insurance policies and the companies writing such policies so that, at all times, the Insurance shall be provided by companies reasonably acceptable to Landlord, except as otherwise provided in Subsection 14(g).

                  (j) Each policy or certificate of Insurance shall contain
(i) an agreement by the insurer that such policy shall not be canceled, modified or denied renewal without at least thirty (30) days prior written notice to Landlord and any Mortgagee named as an insured or loss payee, except that if the reason for cancellation or denial of renewal is nonpayment of premiums, the notice will be at least ten (10) days, and (ii) a waiver of subrogation by the insurer.

                  (k) If by reason of changed economic conditions the Insurance amounts referred to in this Lease become inadequate, upon Landlord's request, the limits shall be reasonably increased by Tenant from time to time (but not more often than once every twenty-four (24) months) to meet the changed conditions, but any changes in limits shall be consistent with what is customary for

Comparable Properties or for operations similar to those conducted on the Installations Premises. Upon the reasonable request of Landlord, Tenant shall procure and obtain such types of insurance in lieu of the current insurance then required under this Lease; provided that such replacement coverage is substantially similar in scope and nature as the Insurance then required under this Lease and is the type of insurance that is customary for Comparable Properties or for operations similar to those conducted on the Installations Premises. Notwithstanding the foregoing, in the event that Landlord makes such request during the term of the policy of the insurance that is being replaced, Tenant shall not be required to procure replacement coverage until the scheduled expiration or earlier termination of such policy; provided, however, in no event shall such period exceed twelve (12) months.

                  (l) Notwithstanding any provisions in this Section 14 or elsewhere in this Lease to the contrary, any deductible to the All Risk Policy shall be deemed an amount covered by Insurance and shall be promptly paid by Tenant in the event of damage required to be covered by Insurance.

                  SECTION 15.       DAMAGE OR DESTRUCTION

                  (a) In case of damage to or destruction of the Installations Premises or any part thereof by fire or other casualty ("Damage"), Tenant will promptly give written notice thereof to Landlord. In the case of Damage, whether or not covered by Insurance, Tenant shall continue to pay Rent without any abatement, deduction or set-off and this Lease shall not terminate.

                  (b) All insurance proceeds payable for Damage or for loss or damage to Tenant's Property shall be the exclusive property of and be paid directly to Tenant. Subject to Subsection 11(a) (excluding the requirement that Care be in substantially the same manner as Tenant has been maintaining the Installations Premises as of the Effective Date), Tenant shall have no obligation to restore the Installations Premises after Damage.

                  (c) Tenant hereby releases Landlord and Landlord hereby releases Tenant from any and all liability for any loss, damage or injury to person or property occurring in, on, about or to the Installations Properties or personal property by reason of fire or other casualty, to the extent proceeds of Insurance are received for such loss, damage, or injury or to the extent such proceeds should have been received under Insurance required to be carried by this Lease. Because the provisions of this Subsection will preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurance company or any other person, Tenant shall give to each insurance company which has issued to it one or more policies of insurance, notice of the terms of the release contained in this Subsection, and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverages by reason of the release contained in this Subsection.


                  SECTION 16.       INDEMNIFICATION

                  (a) Tenant will protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Land lord by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Installations Premises or any part thereof caused by the negligence or intentional misconduct of Tenant or its Agents; (ii) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Installations Premises or any part thereof at the direction of Tenant. Tenant hereby releases Landlord from any and all liability for the same.

                  (b) Landlord will protect, indemnify and save harmless Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Tenant by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Installations Premises or any part thereof, caused by the negligence or intentional misconduct of Landlord or its Agents; (ii) any failure on the part of Landlord to perform or comply with any of the terms of this Lease; or (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Installations Premises or any part thereof at the direction of Landlord. Landlord hereby releases Tenant from any and all liability for the same.

                  (c) The amount which any party (an "Indemnifying Party") is or may be required to pay to any other party (an "Indemnitee") pursuant to this Section 16 shall be reduced (including, without limitation, retroactively) by any insurance proceeds (or the amount of insurance proceeds that would have been recovered had insurance required by this Lease been obtained) or other amounts actually recovered by or on behalf of such Indemnitee, in reduction of the related loss. If an Indemnitee shall have received payment (an "Indemnity Payment") required by this Lease from an Indemnifying Party in respect of any loss and shall subsequently actually receive insurance proceeds or other amounts in respect to such loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the amount of such insurance proceeds or other amounts actually received (up to but not in excess of the amount of any Indemnity

Payment made hereunder). An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto, or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed no insurer or any other third party shall be entitled to a "windfall" (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification provisions hereof.

                  (d) Procedures for indemnification of Third Party Claims shall be as follows:

                           (i)      If an Indemnitee shall receive notice or
otherwise  learn  of  the  assertion  by  a  person   (including,   without
limitation, any governmental entity) who is not a party to this Lease (or a subsidiary an affiliate of either party) of a claim or of the commencement by any such person of any action (a "Third Party Claim") with respect to which an Indemnifying Party may be obligated to provide indemnification pursuant to this Section 16 or any other Section of this Lease, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided that the failure of any Indemnitee to give notice as provided in this Section 16(d) shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in reasonable detail.

                           (ii) An  Indemnifying  Party may elect to defend
or to seek to settle or compromise, at such Indemnifying Party's own expense and such Indemnifying Party's own counsel, any Third Party Claim, as provided hereafter. Within thirty (30) days after receipt of notice from an Indemnitee in accordance with Subsection 16(d)(i) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee under this Section 16 for any legal or other expenses (except expenses approved in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defense thereof; provided that if the defendants with respect to any such Third Party Claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect to such claim, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel reasonably satisfactory to the Indemnifying

Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Subsection 16(d)(ii), such Indemnitee may defend or, subject to the remainder of this Subsection 16(d)(ii), seek to compromise or settle such Third Party Claim without prejudice to such Indemnitee's rights, if any, to continue to seek indemnification hereunder. Notwithstanding the foregoing, neither an Indemnifying Party nor an Indemnitee may settle or compromise any claim over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld or delayed. Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by a claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or to the Indemnifying Party, in the case of a consent or settlement by an Indemnitee, of a written release from all liability in respect to such Third Party Claim.

                           (iii) If an Indemnifying Party chooses to defend
or to seek to compromise or settle any Third Party Claim, the related Indemnitee shall make reasonably available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise of such Third Party Claims, subject to the establishment of reasonably appropriate confidentiality arrangements and arrangements to preserve any applicable privilege (including, the attorney-client privilege) and shall cooperate in such defense, compromise or settlement. If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the related Indemnitee shall be entitled to attend and participate in any such proceeding, discussion or negotiation at its own expense.

                           (iv)  Notwithstanding anything else in this
Section 16 to the contrary, if an Indemnifying Party notifies the related Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof and does not include any non-monetary remedy) and provides the Indemnitee a copy of a written proposal of the applicable claimant to settle on such terms, and the Indemnitee notifies the Indemnifying Party in writing within ten (10) business days of such notice that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third

Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such Indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to defend such Third Party Claim (including attorneys fees and expenses).

                           (v)  Any claim on account of a loss which does not
result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the related Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such thirty (30) day period or rejects such claim in whole or in part, such Indemnitee shall follow the dispute resolution procedures set forth in Subsection 11(c).

                           (vi) In addition to any adjustments required
pursuant to Subsection 16(c), if the amount of any loss shall, at any time subsequent to the payment required by this Lease, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party.

                           (vii) In the event of payment by an Indemnifying
Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place and the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

                           (vii) If any indemnity payment required to be made
hereunder is denominated in a currency other than United States dollars, such payment shall be made in United States dollars and the amount thereof shall be computed using the foreign exchange rate for such currency determined as of the date that notice of the claim with respect to which such indemnity payment is made or given by, or on behalf of, the Indemnitee to the Indemnifying Party.

                  (e) The provisions of this Section 16 shall survive any termination of this Lease.

                  SECTION 17.       CONDEMNATION

                  (a) If any portion of the Installations Premises is taken or condemned for a public or quasi-public use or is sold to a governmental or quasi-governmental authority in lieu of condemnation ("Taken" or a "Taking", as the context shall require), this Lease shall, as to the part Taken, terminate as of the date that title shall vest in the condemning authority and continue in full force and effect as to the remainder. In the event of such a Taking, Rent shall not be adjusted and Tenant shall continue to pay Base Rent with respect to the portion of the Installations Premises which has been Taken and Landlord shall retain its remedies under this Lease with respect to Tenant's obligation to pay such Base Rent.

                  (b) Landlord and Tenant shall cooperate in applying for and obtaining the maximum payment or award on account of a Taking. After deducting all expenses incurred in connection with obtaining the payment or award (including reasonable attorneys' fees), the net payment or award (the "Net Award") shall be distributed as follows. Tenant shall be entitled to claim and receive from the Net Award: (i) all amounts designated as being payable for relocation or similar expenses, (ii) the amount attributable to the fair market value of Tenant's leasehold interest in the portion of the Installations Premises so Taken, (iii) the amount attributable to the fair market value of all of Tenant's Property so Taken or damaged by the Taking and (iv) the amount attributable to the fair market value of all buildings and improvements so Taken or damaged by the Taking, to the extent that Tenant actually replaces or repairs same. Landlord shall be entitled to claim and receive from the Net Award (i) the amount attributable to the fair market value of Landlord's fee simple interest, as such interest is subject to this Lease, in the portion of the Installations Premises so Taken, as such interest is subject to this Lease, and (ii) the amount attributable to the fair market value of Landlord's fee simple interest, as such interest is subject to this Lease, in all of the buildings and improvements so Taken or damaged by the Taking, to the extent that Tenant does not replace or repair same. Any dispute between Landlord and Tenant with respect to the distribution and apportionment of the Net Award under the foregoing provisions shall be decided by arbitration pursuant to the provisions of Subsection 11(b), with the arbitrator to be a disinterested appraiser holding the designation "MAI" or other equivalent professional designation and having at least ten (10) years experience appraising commercial properties in Montgomery County, Maryland. Any portion of the Net Award remaining after distribution to Tenant and Landlord, as aforesaid, shall belong to Landlord.

                  (c) In the event, however, that the area of the Installations Premises shown on Exhibit F or any portion thereof is Taken, Tenant will not be entitled to make any claim to the condemning authority with respect to that Taking, except for relocation expenses and the fair market value of Tenant's Property so Taken or damaged by the Taking.

                  (d)  Notwithstanding  the  foregoing  provisions  of this
Section 17, in the case of a Taking of the entire Installations Premises, this Lease shall terminate as of the date that title shall vest in the condemning authority. Further, in the case that the Taking involves such a material portion of the Installations Premises that it is not economically or technologically practical for Tenant or Subtenants to use the remaining portion of the Installations Premises for a satellite earth station, Tenant may terminate this Lease by written notice to Landlord and this Lease shall terminate as of the date that title shall vest in the condemning authority. Upon termination under this Subsection 17(d), Rent shall be adjusted to the date of termination and Landlord and Tenant shall have no further obligations hereunder, except with respect to any obligations which arose or accrued before the termination of this Lease or to the extent obligations are to survive the termination of this Lease as otherwise expressly provided in this Lease. Any dispute as to the right of Tenant to terminate this Lease under this Subsection 17(d) shall be decided by arbitration in accordance with Subsection 11(b).

                  (e) In no event shall Tenant be obligated to restore the Auxiliary Buildings or any other part of the Installations Premises which are damaged by a Taking. If, however, this Lease does not terminate under Subsection 17(d), Tenant shall take such actions with respect to any damaged portion of the Installations Premises as are reasonably necessary to comply with Tenant's obligations of Care under Subsection 11(a).

                  SECTION 18.       LIENS

                  If, because of any act or omission of Tenant or anyone claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Installations Premises or any portion thereof, or against other property of Landlord, whether or not such lien is valid or enforceable as such, Tenant shall, at its own expense, cause the same to be discharged of record within a reasonable time, not to exceed thirty (30) days, after the date of filing thereof, and shall also defend and indemnify Landlord and any Mortgagee and hold them harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including reasonable attorneys' fees, resulting therefrom or incurred in connection therewith. Tenant shall not mortgage, pledge, hypothecate or assign as security its interest in the Installations Premises or under this Lease.

                  SECTION 19.       EXISTING SPACE LEASES; ASSIGNMENT AND
                                    SUBLETTING

                  (a) On the Effective Date, the Installations Premises is subject to those certain leases listed in Exhibit G attached hereto and made a part hereof (the "Existing Space Leases"), which were entered into by Tenant, as lessor thereunder, prior to closing under the Sales Agreement. Landlord has not assumed any of Tenant's obligations thereunder. For so long as this Lease remains in effect, Tenant covenants and agrees to continue to discharge all of the lessor's obligations under the Existing Space Leases, whether accrued or accruing before or during the Term. Tenant shall indemnify, defend, and hold harmless Landlord against any obligation of Landlord under the Existing Space Leases arising or accruing during the Term, except to the extent Tenant is unable to perform such obligations as a result of Landlord's breach of its obligations under this Lease. During the Term, Tenant shall have the right to (i) collect and retain for its own account (subject to Subsection (c) below) all rents and other payments due from tenants under Existing Space Leases ("Existing Tenants"), (ii) hold and apply any security deposits of Existing Tenants in accordance with the Existing Space Leases (provided, however, that Tenant shall deliver such security deposits to Landlord at the expiration or earlier termination of this Lease to the extent such security deposits have not been applied by Tenant pursuant to the applicable Existing Space Lease or returned to the applicable Existing Tenant, and the term of the applicable Existing Space Lease extends beyond the Term), and (iii) terminate, modify or otherwise deal with the Existing Space Leases as Tenant, in its sole discretion, deems appropriate; provided, however, (A) such right shall automatically end upon the termination of this Lease for any reason, (B) none of the Existing Space Leases shall be modified to provide for a term which extends beyond the Term, unless Landlord gives its prior written consent to such extended term, which consent may be granted or withheld in Landlord's sole discretion, (C) each modification of an Existing Space Lease shall be subject and subordinate to this Lease, and in the event of the expiration or termination of this Lease, Landlord shall not be required to recognize such modification without its express written agreement to be bound by same, which may be given or not in Landlord's sole discretion, and (D) Tenant shall promptly provide to Landlord copies of all documents terminating or modifying any Existing Space Lease.

                  (b) Tenant may assign its interest in this Lease (an "Assignment") or sublet all or any portion of the Installations Premises (a "Sublease"), without the consent of Landlord. The term of any such Sublease shall not exceed the Term, unless Landlord gives its prior written consent to such extended term, which consent may be granted or withheld in Landlord's sole discretion. In the event of any Assignment or Sublease, Tenant shall nevertheless at all times remain fully responsible and liable for the payment of Rent and the performance and observance of all of Tenant's other obligations under this Lease. Each Sublease shall be subject and subordinate to this Lease. If requested by Tenant, Landlord shall enter into a nondisturbance agreement with respect to any Sublease on substantially the same terms as are contained in the nondisturbance agreement attached hereto as Exhibit H (the "Landlord Approved SNDA"), provided that (i) the Sublease does not, in any material respect, impose greater obligations on the sublandlord or grant greater rights to the subtenant than those existing as of the Effective Date under the Existing Space Leases, (ii) term of the Sublease does not extend past the Term
(unless expressly approved by Landlord as aforesaid), and (iii) the Sublease (y) is an arms-length transaction and such subtenant was obtained, and the economic terms of such Sublease were negotiated by, a third party leasing agent using marketing efforts customarily used for Comparable Properties, or (z) requires the subtenant to pay basic rent at the then current Base Rent rate per square foot under this Lease and a pro rata share of increases in operating expenses, Impositions and insurance. Landlord agrees at any time hereafter, upon ten (10) business days prior written notice, to execute and deliver, and cause its Mortgagee to recognize, the Landlord Approved SNDA, provided the Landlord Approved SNDA has been duly executed by Tenant and such subtenant. Promptly upon entering into any Assignment or Sublease, Tenant shall provide Landlord with copies of all documents effecting such Assignment or Sublease.

                  (c) If there is an Event of Default, in addition to any other remedies provided by this Lease or by law or in equity, at its option, Landlord may collect directly from any Existing Tenant, Assignee or lessee under a Sublease ("Subtenant") all rent becoming due to Tenant by reason of the applicable Existing Lease, Assignment or Sublease. Any collection by Landlord from the Existing Tenant, Assignee or Subtenant shall not be construed to constitute a novation or release of Tenant from the further performance of its obligations under this Lease or an acceptance of the terms of such Existing Lease, Assignment or Sublease.

                  (d) Any amounts collected by Landlord pursuant to Section 19(c) or otherwise from an Existing Tenant, Assignee or Subtenant which are applicable to any period preceding the Expiration Date (had this Lease run its full Initial Term as may have been extended), shall be applied by Landlord to the reduction of Tenant's remaining liability, if any, under this Lease.

                  SECTION 20.       SUBORDINATION OR SUPERIORITY OF LEASE

                  (a) Except as otherwise provided in this Section, the rights and interest of Tenant under this Lease shall be subject and subordinate to any mortgages that may be placed upon the Installations Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, extensions, bifurcations and splits thereof, if the Mortgagee named in said mortgage shall elect to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage. Any Mortgagee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage. In the event of either such election and upon notification by such Mortgagee to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage without any further action required by Landlord or Mortgagee; provided, however, that as a condition precedent to any subordination of this Lease, Landlord delivers in advance a non-disturbance agreement duly executed by Mortgagee and Landlord. The non-disturbance agreement shall be substantially in the form attached to and made a part of this Lease as Exhibit I (the "Tenant Approved SNDA") or in a commercially reasonable form and subject to the approval of Tenant, not to be unreasonably withheld. Tenant agrees at any time hereafter, upon ten (10) business days prior written notice, to execute and deliver the Tenant Approved SNDA.

                  (b) Nothing contained in this Lease shall limit or curtail Landlord's right to sell, mortgage or otherwise transfer its fee interest in the Installations Premises, or affect Landlord's right to assign the Rent payable under this Lease either as collateral security under a mortgage or otherwise. Any such sale, mortgage, transfer or assignment shall be binding on Tenant but shall be subject to this Lease.

                  (c) Landlord acknowledges that the term of the Intelsat Lease extends beyond the Expiration Date.

                  SECTION 21.       DEFAULTS AND REMEDIES

                  (a) The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant (collectively, "Events of Default"):

                           (i)      Tenant shall fail to pay any installment of
Rent when the same shall be due and payable  and fail to cure such  default
within  nine  (9)  days  after  receiving   written  notice  from  Landlord
specifying the default. For the purposes of this Subparagraph 21(a)(i), Tenant agrees notice by Mortgagee, or Landlord's loan service provider, given according to the terms of Section 26, shall be deemed sufficient notice.

                           (ii)     Tenant shall fail to perform or observe any
other term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after written notice from Landlord specifying such default; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Tenant commences such performance within the 30 day period and thereafter diligently undertakes to complete the cure and in all events cures the default within one hundred twenty (120) days of Landlord's notice, subject to extension for Unavoidable Delays.

                           (iii) An Event of Default,  as defined  therein,
shall occur under that certain lease agreement, dated of even date herewith, between Landlord and Tenant with respect to the Master Lease Property (the "Master Lease").

                           (iv)  Termination or rejection of this Lease
pursuant to Section 22.

                           (v)   Assumption or assignment of this Lease, under
the  conditions  referred  to in Section  22,  unless the  requirements  of
Section 22 applicable to such assumption or assignment are satisfied.

                  (b) Upon the occurrence of any Event of Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or equity, any one or more of which may be exercised concurrently and without further notice to or demand upon Tenant:

                           (i)      Landlord may re-enter the Installations
Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as Additional Rent for any reasonable costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, except loss or damage caused by Landlord's negligence or intentional misconduct.

                           (ii)     Landlord may terminate this Lease, in which
event: (A) Tenant shall not thereafter be entitled to possession of the Installations Premises and Tenant shall immediately thereafter surrender, or cause to be surrendered, the Installations Premises to Landlord; (B) Landlord may re-enter the Installations Premises and dispossess Tenant by summary proceedings, ejectment or other legal process and may remove its effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent; and (C) Tenant shall be liable for all loss or damage which Landlord may sustain by reason of such termination and re-entry; and Landlord may re-let all or any part of the Installations Premises for a term different from that which would otherwise have constituted the balance of the Term and for Rent and on terms and conditions different from those contained herein, whereupon Tenant shall be obligated to pay to Landlord the deficiency, if any, between the Rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Installations Premises, for the period which would otherwise have constituted the balance of the Term, together with all of Landlord's  reasonable costs and expenses of preparing the Installations
Premises  for  re-  letting,   including   all   repairs,   tenant   finish
improvements, brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-letting, it being expressly understood and agreed that the liabilities and remedies specified above shall survive the termination of this Lease. Landlord shall make diligent efforts to mitigate its damages in the event of an Event of Default.

                           (iii) (A) Notwithstanding the termination of this
Lease, Landlord may declare all Base Rent which would have been due under this Lease for the balance of the Term to be immediately due and payable. In that event, Tenant shall be obligated to pay an amount in cash that would be necessary to purchase U.S. Obligations in such amounts and having such maturities that the principal and interest of such U.S. Obligations would be sufficient to provide funds as close as possible but in no event less or later than the payments due under this Lease as Base Rent as and when such payments would be due if no acceleration of the Base Rent had occurred (the "Accelerated Payment"). U.S. Obligations are obligations or securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America.

                           (B) Upon receipt of the Accelerated Payment,
Landlord shall use commercially reasonable efforts to lease the portions of the Installations Premises not subject of other leases at the then currently existing fair market rate for Comparable Properties. From and after the Event of Default all rent and other payments, except for security deposits, collected under leases entered into after the Event of Default ("Post Default Leases") and under any Existing Space Leases, Subleases, or occupancy or concession agreements in effect as of the Event of Default shall be placed in a separate escrow account (the "Escrow Account") held by a mutually acceptable escrowee (the "Escrowee"). Also, any refunds of Impositions paid by Tenant and received by Landlord shall be placed in the Escrow Account. The Escrow Account shall be interest bearing and earn at least a money market rate of interest. All interest earned shall become part of the escrow fund and be treated in the same manner as the principal in the Escrow Account. The Post Default Leases and all Existing Space Leases, Subleases, and occupancy and concession agreements in effect as of the Event of Default are collectively referred to as the "Mitigation Leases". The funds contained in the Escrow Account shall be disbursed in the following manner and with the following priority: (i) all direct and reasonable operating expenses ("Operating Expenses") paid by Landlord relating to the Installations Premises during the "Default Measuring Period" (defined below) shall be paid to Landlord, (ii) a management fee equal to three percent (3%) of the amount collected by Landlord from the Mitigation Leases during the Default Measuring Period shall be paid to Landlord, (iii) all direct and reasonable costs of collection paid by Landlord to collect the sums payable under the Mitigation Leases shall be paid to Landlord, (iv) reasonable and customary brokerage fees, reasonable attorneys' fees and all other reasonable out of pocket costs paid by Landlord during the Default Measuring Period to third parties in connection with the Mitigation Leases (including the fees of the Escrowee and the Escrow Account) shall be paid to Landlord, (v) Tenant shall be paid up to the amount that Tenant was scheduled to pay as Base Rent during the Default Measuring Period, and (vi) the remainder shall be shared equally by Landlord and Tenant. As used in this Section, the term "Default Measuring Period" shall mean (1) as to the payments contemplated in (i) through (iv) above, each consecutive one (1) month period after the establishment of the Escrow Account until the date the Term would have expired but for the early termination of this Lease, and (2) as to the payments contemplated in (v) and (vi) above, each consecutive three (3) month period after the establishment of the Escrow Account until the date the Term would have expired but for the early termination of this Lease. The first Default Measuring Period, however, shall also include the period from the date of the Event of Default to the date the Escrow Account was established. Escrowee shall make disbursements to the parties in the priority described above on or about the fifteenth
(15th) day after the end of each Default Measuring Period. Within ten (10) days after the end of each Default Measuring Period relating to the payments contemplated in (i) through (iv) above, Landlord shall furnish to Escrowee and Tenant a written statement setting forth in reasonable detail all amounts paid into the Escrow Account and all amounts for which Landlord is claiming payment with respect to the immediately preceding Default Measuring Period. The statement shall be certified by Landlord as being accurate and shall be accompanied by invoices and other documentation reasonably evidencing the amounts claimed for payment. Escrowee shall withhold from the payments made under (v) and (vi) above one-fourth of the reasonably estimated real estate taxes and Insurance premiums which are next due respect to the Installations Premises, less the amounts of any real estate taxes or Insurance premiums required to be directly paid by tenants under the Mitigation Leases (the "Tax and Insurance Holdbacks"). Escrowee shall release the Tax and Insurance Holdbacks to Landlord when and to the extent that real estate taxes and Insurance premiums are payable by Landlord with respect to the Installations Premises. At the time of each such disbursement to Landlord, Escrowee shall also disburse to Tenant the amount, if any, by which the Tax and Insurance Holdbacks held by Escrowee exceed the tax bill or Insurance premiums paid with such Tax and Insurance Holdbacks. Although the last Default Measuring Period shall end on the date the Initial Term would have expired but for the early termination of this Lease, any amounts collected by Landlord under the Mitigation Leases after that date and attributable to any period which occurred prior to that date shall be paid directly by Landlord to Tenant. No party shall be paid for any amount described in this Subsection (B) to the extent such party was otherwise reimbursed for such amount, including, without limitation, previous payment by the Escrowee or previous reimbursement under the Mitigation Leases. For the purposes of this Section, "Operating Expenses" excludes (1) debt service and other costs of Landlord's financing, (2) capital expenditures, except to the extent that Landlord is obligated to make capital improvements under the terms of Existing Space Leases and Subleases in effect as of the Event of Default, and then only to the extent that the amortized cost of such capital improvements is properly allocable to the Default Measuring Period, (3) management fees, (4) overhead, (5) depreciation, (6) accountants' fees, (7) any losses or expenses covered by Insurance, whether or not such Insurance is in fact maintained, or compensable by condemnation proceeds, (8) any amount incurred by reason of the negligence or intentional misconduct of Landlord or its Agents, (9) fines or penalties, and (10) any amounts paid by specific tenants. Any refunds, discounts, or recoupments of Operating Expenses received by Landlord shall be accounted for by Landlord and credited back to Tenant. Tenant, at reasonable times and upon reasonable notice shall have the right to audit Landlord's books and records relating to Operating Expenses; provided, however, in no event shall Landlord be required to keep such underlying receipts for Operating Expenses beyond a date which is three (3) years after Escrowee makes a disbursement for such Operating Expenses. The cost of capital expenditures which may be included as Operating Expenses as provided above shall be amortized over the useful life of each such capital expenditure as determined for federal income tax purposes. Notwithstanding the foregoing, Landlord shall not be entitled to payment from the Escrow Account for any costs of repairs or maintenance that Tenant would not have been obligated to undertake under the standard of Care set forth in Section 11 of this Lease or for any other Operating Costs which Tenant would not have been obligated to pay under this lease. Notwithstanding anything to the contrary contained herein, until the expiration of 91 days after the receipt of the Accelerated Payment, Tenant shall not make any claim against Landlord that Landlord has failed to use diligent efforts to mitigate its damages after the Event of Default which gave rise to the Accelerated Payment. This provision shall survive the termination of this Lease.

                           (iv)   Landlord may sue for injunctive relief or to
recover damages for any loss resulting from the breach.

                  (c) Any agreement for an extension of the Term or for any other additional period after the Term shall not thereby prevent Landlord from terminating this Lease for any reason specified in this Lease. If any such right of termination is exercised by Landlord during the Term or any extension thereof, Tenant's right to any extension or additional period shall thereby be automatically canceled. Any such right of termination of Landlord contained herein shall continue during the Term and any subsequent extension hereof.

                  (d) The failure or delay by either party to enforce or exercise at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of that party thereafter to enforce each and every such right or remedy or other provisions. No waiver of any default or breach of this Lease shall be held to be a waiver of any other default or breach. No act or omission by Landlord during the Term shall be deemed an acceptance of a surrender of the Installations Premisesand no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

                  (e) If either party defaults under this Lease and the other party places the enforcement of all or any part of this Lease or the collection of any sum due or to become due under this Lease or the recovery of possession of the Installations Premises in the hands of an attorney, and such party prevails in litigation concerning such issue, the defaulting party agrees to reimburse the prevailing party for the reasonable attorney's fees incurred thereby.

                  SECTION 22.       BANKRUPTCY OR INSOLVENCY

                  Landlord and Tenant agree that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

                  (a) If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such assumption and assignment may be made only if all of the terms and conditions of Subsections (b) and (d) below are satisfied. To be effective, an election to assume this Lease must be in writing, addressed to Landlord, and all of the conditions herein stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. If the trustee fails so to elect to assume this Lease within 60 days after such filing or order or such additional time as the Bankruptcy Court, for cause, may fix, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Installations Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive such termination.

                  (b) If Tenant files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding and Tenant's trustee or Tenant as debtor-in-possession fails to assume this Lease within 60 days from the date of the filing of such petition or conversion or such additional time as the Bankruptcy Court, for cause, may fix, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing, addressed to Landlord and, if there has been a default under the Lease, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

                           (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance that:

                                    (A)     It  will   cure  all   monetary
                                            defaults   under   this   Lease
                                            within   the   number  of  days
                                            specified  in Section  21(a)(I)
                                            of this  Lease from the date of
                                            assumption; and

                                    (B)     It will  cure  all  nonmonetary
                                            defaults   under   this   Lease
                                            within   the   number  of  days
                                            specified in Section  21(a)(ii)
                                            of this  Lease from the date of
                                            assumption.

                           (ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance that Landlord will be compensated promptly for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in- possession.

                         (iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:

                                    (A)     From  and  after  the  date  of
                                            assumption of this Lease, until
                                            the date of the  assignment  of
                                            this  Lease,  it shall  pay all
                                            monetary           obligations,
                                            including,  without limitation,
                                            the  Rent  payable  under  this
                                            Lease,  in advance on each date
                                            that such amounts are payable.

                                    (B)     It  shall  also   deposit  with
                                            Landlord,  as security  for the
                                            timely   payment  of  Rent,  an
                                            amount  equal to three  months'
                                            Base  Rent and  other  monetary
                                            charges   accruing  under  this
                                            Lease;

                                    (C)     If not  otherwise  required  by
                                            the  terms  of this  Lease,  it
                                            shall also pay in  advance,  on
                                            each day  that any  installment
                                            of Base Rent is  payable,  one-
                                            twelfth of Tenant's Imposition,
                                            Insurance and other obligations
                                            under this Lease.

                  (c) If the trustee or the debtor-in-possession has assumed this Lease, pursuant to Subsection (a) or (b) above, and elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance of all of the terms, covenants, and conditions of this Lease.

For the purposes of this Subsection (d), "adequate assurance of future performance" means that Landlord has ascertained that each of the following condition has been satisfied:

The assignee has submitted a current financial statement which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease.

                  (d) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Installations Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus Additional Rent and other monetary obligations of Tenant included herein.

                  (e) Except to the extent provided by law, neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord's acceptance of Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, either the requirement of Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

                  SECTION 23.       SURRENDER OF INSTALLATIONS PREMISES

                  Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Installations Premises to Landlord, broom-clean, in good order, condition and repair (except for ordinary wear and tear and conditions which existed on the Installations Premises prior to the Effective Date and subject to Sections 15 and 17), free of all Tenant's Property (except as otherwise provided in Subsection 13(c), Personal Property and Restricted Property (except for Restricted Property belonging to any Existing Tenant or Subtenant whose Existing Lease or Sublease Landlord has expressly agreed in writing may continue), and free of violation of Applicable Laws in all material respects subject to Section 5(b)(iv). To the extent Tenant fails to comply with the requirements of this Section, Landlord may restore the Installations Premises to such condition at Tenant's expense.

                  SECTION 24.       NON-CONSENSUAL HOLDING OVER

                  In  the  event  Tenant   remains  in  possession  of  the
Installations Premises or any part thereof without the consent of Landlord after the expiration or earlier termination of this Lease,

Tenant shall be deemed, at Landlord's election, to hold the Installations Premises as a tenant at sufferance subject to all of the terms, conditions, covenants and provisions of this Lease which shall be applicable during such time (the "Holdover Period"), except that, for each month during the Holdover Period, Tenant shall pay to Landlord 150% of the sum of the last current full monthly installment of Base Rent plus Additional Rent, which shall be payable to Landlord within five (5) business days of notice from Landlord. In addition, such election shall not preclude Landlord from seeking, and shall be cumulative with, any other remedy under this Lease or granted by law or in equity. No holding over by Tenant, as described in this Section 24, whether with or without the consent of Landlord, shall operate to extend this Lease.

                  SECTION 25.       QUIET ENJOYMENT

                  If and for so long as Tenant pays the prescribed Rent and performs or observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by it hereunder, Tenant shall at all times during the Term have the peaceable and quiet enjoyment, possession, occupancy and use of the Installations Premises without any interference from Landlord, or anyone claiming through or under Landlord, subject to any matters of record as of the Effective Date to which this Lease is subject.

                  SECTION 26.       NOTICES

                  Any notice, demand or request required or permitted to be given under this Lease or by law shall be deemed to have been given if in writing and delivered addressed to the party who is to receive such notice, demand or request at the address set forth below or at such other address as Landlord or Tenant may specify from time to time by notice. Delivery hereunder shall be deemed to include pre-paid courier delivery (by a reputable courier delivery service), pre-paid overnight delivery (by a reputable overnight delivery service), postage and fees paid U.S. Postal Service express mail or certified mail, return receipt requested, or facsimile transmission with electronic verification during normal business hours, if sent to the address of the parties designated hereunder, and shall be deemed received on the next business day such notice is delivered or refused at such address except notices sent by fax shall be deemed received upon electronic verification.

         Landlord:        LCOR Incorporated
                          6701 Democracy Boulevard
                          Bethesda, MD  20817
                          Attn: Mr. R. William Hard
                          Facsimile: (301) 897-3713

         with copies to:  Jones, Day, Reavis & Pogue
                          1450 G Street, N.W.
                          Washington, DC 20005-2088
                          Attn: Sigmund T. Weiner, Esq.
                          Facsimile: (202) 737-2832

                          LCOR Incorporated
                          300 Berwyn Park, Suite 104
                          Berwyn, PA 19312
                          Attention: Mr. Peter DiLullo
                          Facsimile: (610) 408-4420

         Tenant:          COMSAT Corporation
                          6560 Rock Spring Drive
                          Bethesda, MD 20817
                          Attention: General Manager Corporate
                              Services
                          Facsimile: (301) 214-7147

         with a copy to:  COMSAT Corporation
                          6560 Rock Spring Drive
                          Bethesda, MD 20817
                          Attention: General Counsel

                          Facsimile: (301) 214-7128

Any copies required to be sent as above provided are for the convenience of the parties and no such copy shall constitute adequate notice for the purposes of this Section.

                  SECTION 27.       HAZARDOUS MATERIALS

                  Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Material" on the Installations Premises.

                  (a)  If  the  use,  storage,  handling,   generation,  or
disposal of Hazardous Material on or in the Installations Premises during the Term results in the release or threatened release of Hazardous
Materials  at, on or under  the  Installations  Premises  in  violation  of
Applicable Law, or otherwise necessitates investigation or cleanup of Hazardous Material as required under Applicable Law ("Environmental Conditions"), Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees but excluding consequential damages and any injury to the value of the Property, provided that this clause shall not be construed as reducing the Remediation Obligation) which arise during or after the Term as a direct result thereof. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency because of Hazardous Material present in the soil or groundwater on or under the Installations Premises or in any improvements on the Installations Premises. This indemnification, however, shall not apply to any Environmental Conditions caused by the acts or omissions of

Landlord or its Agents. The indemnification and hold harmless obligations of Tenant under this Section 27 shall survive any termination of this Lease for a period of twenty-four (24) months after the termination. At the end of the twenty-four (24) month period, this indemnification and all of Tenant's obligations under this Section shall expire, except as to matters specifically made the subject of a lawsuit filed against Tenant before the expiration of the twenty-four (24) month period. Without limiting the foregoing, if the use, storage, handling, generation, or disposal of Hazardous Material on or in the Installations Premises during the Term results in any Environmental Conditions, then, provided that the Environmental Condition is not caused by the acts or omissions of Landlord or its Agents, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Installations Premises to substantially the condition existing prior to thereto or to such other condition as may satisfy the applicable governmental authorities (the "Remediation Obligation"). Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld. Nothing in this Section shall be deemed to prohibit or limit any action by Tenant against any party or parties responsible for the contamination.

                  (b) Tenant covenants and agrees that during the Term it shall continue implementation of the Operations and Maintenance Plan described in Exhibit J attached hereto and made a part hereof at all times in compliance with Applicable Laws in all material respects.

                  (c) Landlord shall have the right, at any time, to cause the groundwater, soil, improvements and air at the Installations Premises to be investigated to detect the presence of Hazardous Material during the Term, including, but not limited to, the installation of testing wells and other devices in locations selected by Landlord at Landlord's sole discretion. Landlord shall supply Tenant with copies of final investigation reports. The cost of such investigations and of the maintenance, repair and replacement of such wells and other devices shall be fully paid for by Landlord, unless Landlord's investigations reveal Environmental Conditions which Tenant is obligated to remediate under this Section. In that event, Tenant, within thirty (30) days after receiving a copy of such investigation report and a statement of charges from Landlord, shall pay for the cost of the investigation. Any dispute under this Subsection shall be resolved under the arbitration proceedings set forth in Subsection 11(b).

                  (d) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Maryland or the United States Government or other Applicable Law. The term "Hazardous Material" includes, without limitation, any material or substance which is
(i) designated as a "hazardous substance" pursuant to Section 307 of the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to
Section 3001
of the Federal Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6921), or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive
Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. (42 U.S.C. Section 9601), or (iv) petroleum, petroleum product, polychlorinated biphenyls or urea formaldehyde.

                  (e) Within 30 days of the Expiration Date, if requested by Landlord, Tenant shall remove all fuel oil and other liquid contents and Hazardous Materials (collectively, the "Contents") from all now or hereafter active underground storage tanks located on the Installations Premises and dispose of such contents off of the Installations Premises and in accordance with Applicable Laws. Tenant shall not be obligated to remove, close or take any other action to de-commission the tanks during or after the Term. If, however, during the Term governmental authorities require such removal, closure or other action and the requirement is not prompted by Landlord's request to remove the Contents or any Development by Landlord or its Agents, Tenant shall comply with such request subject to Subsection 5(b)(iv)(d).

                  (f) Notwithstanding anything contained in this Lease, Tenant shall have no obligation or liability to Landlord with respect to:

                           (i)   Any Hazardous Material which may exist on the
Installations Premises as of the Effective Date, except to the extent that Tenant is specifically required to take action regarding such Hazardous Material by the governmental authority having jurisdiction.

                           (ii)  Hazardous Material that migrates, flows,
percolates, diffuses or in any way moves on to or under the Installations Premises from sources outside the Installations Premises.

                  SECTION 28.       RIGHT TO RENEW TERM

                  (a) Provided that this Lease is then in full force and effect, and provided that no Event of Default exists at the time of the Renewal Notice or the date of commencement of the Renewal Term, Landlord hereby grants to the Tenant an option (the "Renewal Option") to renew the Initial Term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as noted herein, for a period of five years after the Expiration Date of the Initial Term (the "Renewal Term"), which Renewal Option period shall, except as provided below, commence immediately following the expiration of the Initial Term and end at 11:59 p.m.
of the fifth anniversary of such date.

                  (b) The Renewal Option shall be exercised, if at all, by written notice (the "Renewal Notice") from Tenant to Landlord of its election, said notice to be given no later than the eighteen (18) months prior to the Expiration Date of the Initial Term. If the Renewal Notice is not so given by Tenant to Landlord, the Renewal Option shall be deemed waived.

                  (c) The Renewal Term shall be upon the same terms, covenants and conditions as provided in this Lease except as follows:

                           (i)  Tenant shall not have any further right to
extend the Term or holdover after the end of the Term.

                           (ii) The annual Base Rent for the first year of the
Renewal Term shall be equal to 102.75% of the Base Rent rate in effect under this Lease immediately prior to commencement of the Renewal Term.

                          (iii) The annual  Base Rent  shall be  increased
during the Renewal Term by 2.75% per year on a cumulative compounded basis.

                  SECTION 29.       SECURITY DEPOSIT

                  If at any time during the Term, the credit rating of Tenant's corporate debt drops below BBB as rated by Standard & Poor's (or the equivalent rating by any other national rating agency designated by Landlord), upon notice from Landlord, Tenant shall deposit a sum with Landlord equal to one month's installment of the then applicable annual Base Rent ("Security Deposit"), as security for the full and faithful performance by Tenant, of each and every term, covenant, and condition of this Lease. If there an event of Default, Landlord may use the Security Deposit as payment of any Rent or other payment due from Tenant to Landlord or to otherwise cure any default of Tenant hereunder. To the extent that any of the Security Deposit is used for this purpose, Tenant shall pay such amount to Landlord along with the next month's Rent in order to replenish the Security Deposit to the original amount stated herein. The Security Deposit shall be returned to Tenant within 30 days of the Expiration Date or earlier termination of this Lease to the extent that such amount is not depleted in order to remedy any default by Tenant hereunder.

                  SECTION 30.       MISCELLANEOUS GENERAL PROVISIONS

                  (a) Payments Deemed Rent. Any amounts of money to be paid by Tenant to Landlord pursuant to the provisions of this Lease, whether or not such payments are denominated Rent or Additional Rent and whether or not they are to be periodic or recurring, shall be deemed Rent or Additional Rent for purposes of this Lease; and any failure to pay any of same shall entitle Landlord to exercise all of the rights and remedies afforded hereby or by law or in equity for the collection and enforcement of Tenant's obligation to pay Rent. Tenant's obligation to pay any such Rent or Additional Rent pursuant to the provisions of this Lease shall survive the expiration or other termination of this Lease and the surrender of possession of the Master Lease Property.

                  (b) Interest on Deposits. Any amount deposited with Landlord under this Lease shall be held by Landlord in a federally insured, interest bearing account. Any interest earned on such deposit shall accrue to Tenant and shall be transferred to Tenant promptly after the Expiration Date or such earlier time as may be specified in this Lease unless Landlord is required by Applicable Laws to return such interest to Tenant sooner than stated herein. Any amount deposited with Mortgagee by Tenant (or by Landlord on Tenant's behalf) shall be held by Mortgagee pursuant to Applicable Laws and pursuant to the security documents between Landlord and Mortgagee. No interest shall accrue unless required by Applicable Laws or such security documents. Notwithstanding the foregoing, any amounts placed in the Escrow Account shall be governed by the provisions of Subsection 21(b)(iii)(B).

                  (c) Landlord Cross Default. Any default by Landlord under the Master Lease shall be a default by Landlord under this Lease.

                  (d) Estoppel Letters. Tenant shall, within ten (10) business days following written request from Landlord, execute, acknowledge and deliver to Landlord or to any then existing or prospective lender, investor or purchaser, with respect to the Installations Premises or any part thereof, designated by Landlord, a written statement certifying (i) that this Lease is in full force and effect (if such is the case) and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which Rent has been paid, (iii) that there are not, to Tenant's actual knowledge, any uncured defaults by Landlord or Tenant (or specifying such defaults if any are claimed), and (iv) such other matters as Landlord may reasonably request. Any such statement may be relied upon by any such then existing or prospective lender, investor or purchaser. If Tenant fails to deliver such statement within the 10 business day period and if following the expiration of that period Landlord gives a second written request for the statement and Tenant fails to deliver the statement within 5 business days after the second request, Tenant shall conclusively be deemed to have responded that this Lease is in full force and effect and unmodified and that there are no uncured defaults in Landlord's performance hereunder.

                  (e) Brokers. Each party represents and warrants to the other that no broker procured this Lease on its behalf and that such party had no conversations or negotiations with any broker concerning the leasing of the Installations Premises, other than Barnes, Morris, Pardoe and Foster, which firm is receiving a commission from Tenant in connection with the Purchase and Sale Agreement and is not entitled to a commission in connection with this Lease. Each party shall indemnify the other against liability in connection with a breach of its representation and warranty in this Subsection and in connection with any claim for a brokerage or finder's commission or fee arising out of its acts. This indemnification shall survive any termination of this Lease.

                  (f) Applicable Law. This Lease and all matters pertinent thereto shall be construed and enforced in accordance with the Applicable Laws of the State of Maryland, excluding choice of laws principles.

                  (g) Entire Agreement. This Lease, including all exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the leasing of the Installations Premises and may not be modified except by an instrument in writing executed by the parties hereto.

                  (h) Binding Effect. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; subject, however, to Subsection (o) below.

                  (i) Survival. All provisions of this Lease which by their express terms survive termination of this Lease or which by the operation of their terms are intended to be performed, in whole or in part, after termination of this Lease, shall survive any termination of this Lease.

                  (j) Severability. If any provision of this Lease shall be held to be invalid, void or unenforceable, such provision shall be deemed reformed to be valid, in effect and enforceable, and to be as close in meaning and intent as the defective provision and still the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

                  (k) Headings, Gender, etc. As used in this Lease, the word "person" shall mean and include, where appropriate, an indivi dual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate, and words of any gender shall include any other gender. The topical headings of the several paragraphs of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease. References in this Lease to Sections and Subsections are references to Sections and Subsections of this Lease.

                  (l) Waiver of Jury. To the extent permitted by Applicable Laws, each of Landlord and Tenant hereby waives any right it may have to a jury trial in the event of litigation between Landlord and Tenant pertaining to this Lease.

                  (m) Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant, specifically including, but not by way of limitation, Tenant's failure to pay Impositions, obtain Insurance, Care for the Installations Premises, or satisfy lien claims, after complying with any applicable notice and cure provisions established under this Lease; and whenever Landlord so elects, all reasonable out of pocket costs and expenses paid by Landlord in curing such default, including, without limitation, reasonable attorneys' fees, shall be Additional Rent due on the next scheduled Rent payment date.

                  (n) Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

                  (o) Landlord Means Owner.  The term "Landlord" as used in
this lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Installations Premises and, in the event of any transfer or transfers of the title to all of the Installations Premises, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not any liabilities accrued prior to the date of transfer); provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant and further provided that the transferee assumes in writing all of the covenants and obligations of Landlord to observed and performed on and after the date of transfer.

                  (p) References to Size. Landlord and Tenant acknowledge and agree that any references in this Lease to the size of the Property, the Auxiliary Building Areas, the Auxiliary Buildings or any portion thereof are for convenience only and regardless of whether the actual size of such areas is greater or less than the size stated in this Lease, all obligations of the parties hereunder, including without limitation, the obligation to pay Rent shall remain the same and shall not be affected by any errors in references to size.

                  (q) Unavoidable Delays. For purposes of this Lease, the term "Unavoidable Delays" shall mean delays caused by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions or inaction, enemy action, civil commotion, fire, terrorist action, epidemic, public utility failure, unavoidable casualty, moratorium or similar laws prohibiting performance, severe weather conditions or any other similar matter which shall be beyond the reasonable control of Landlord or Tenant, as the case way be; but the lack or insufficiency of funds shall not constitute an Unavoidable Delay.

                  (r) Landlord's Approvals. Wherever Landlord's consent or approval are required under this Lease, Landlord shall approve or disapprove the matter within ten (10) business days after Tenant requests the consent or approval in writing. If Landlord fails to do so and if, following the expiration of the ten (10) business day period, Tenant gives a second written request for the consent or approval and Landlord fails to approve or disapprove the matter within five (5) business days after the second request, Landlord shall conclusively be deemed to have consented to or approved the matter, as the case may be.

                  (s) Rate of Interest. If any amount owed by Landlord to Tenant under this Lease remains unpaid after such amount is due and notice thereof has been given to Landlord, the outstanding amount shall bear interest at the Stipulated Rate from the date such amount is due and such notice is given to the date such amount is paid.

                  (t) Cooperation of Parties. Whenever the parties are required to cooperate with each other under this Lease but are entitled to reimbursement for their out-of-pocket costs to third parties, the party that is obligated to cooperate shall provide an estimate of such third party costs to the party requesting such cooperation and obtain the prior written approval from such other party not to be unreasonably withheld or delayed before such costs are incurred.

                  (u) Reconciliation. Nothing in this Lease shall prevent or impair Tenant from performing its obligations or observing its covenants under the Existing Space Leases. Further, nothing in this Lease shall prevent or impair any of the Existing Tenants from exercising their rights and privileges under the Existing Space Leases. No such action by Tenant or the Existing Tenants in accordance with the Existing Space Leases shall be deemed to be a breach or default by Tenant under this Lease.

                  (v) Memorandum of Lease. Upon request of either party the other party shall promptly execute and deliver a memorandum or other short form version of this Lease setting forth the basic terms of this Lease excluding Rent. The party recording such memorandum, short form version, or other document giving notice of this Lease shall pay any and all recordation and transfer taxes due in connection with such recordation.

                  (w) Financial Reports. In the event that Tenant is no longer a publicly traded company with common stock trading on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Exchange (or, in the event the Tenant's stock is no longer traded on such exchanges, or a successor or reasonably equivalent exchange), Tenant shall supply Landlord, within ten (10) business days of Landlord's request therefor (to be no more frequent than once per year), copies of Tenant's most recent financial reports. Such reports shall (i) include an income statement, balance sheet, statement owner's equity and statement of cash flows, (ii) shall be audited by a certified public accountant or, to the extent audited Financial Reports are not otherwise obtained by Tenant for other purposes, certified by the chief financial officer of Tenant, to his/her knowledge, as being true, correct and complete financial reports, and (iii) shall be dated no later than twelve months prior to Landlord's request. Notwithstanding the foregoing, in the event that Landlord requests such financial reports within one hundred twenty (120) days after Tenant's fiscal year end, Tenant shall have up to one hundred twenty (120) days from such fiscal year end to supply such reports to Landlord; provided Tenant has given Landlord its most recent financial reports and such reports are not dated earlier than twelve (12) months prior to Tenant's fiscal year end.

                  (x) Landlord's Affiliates. Notwithstanding anything contained in this Lease to the contrary, any act or omission of an affiliate of Landlord on any Excluded Areas shall not be a default of Landlord under this Lease. In no event shall this provision be construed in any manner as a waiver of any right that Tenant has at law or in equity against such affiliate as a result of such act or occurrence.



                          [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the day and year stated herein.

                                 LANDLORD:

                                 LCOR CLARKSBURG L.L.C.
                                 By: Clarksburg Management, Inc.


                                 By: /s/ Michael T. Goulder

                                 Name: Michael T. Goulder

                                 Title: Vice President



                                 TENANT:

                                 COMSAT CORPORATION


                                 By: /s/ Allen E. Flower

                                 Name: Allen E. Flower

                                 Title: Vice President and
                                        Chief Financial Officer

                                 SCHEDULE I



         AAA:                       Section 11(b)
         Accelerated Payment:       Section 21(b)(iii)(A)
         Additional Easements:      Section 6(f)
         Additional Rent:           Section 4(b)
         Adequate Assurance of
           Future Performance:      Section 22(d)
         All Risks:                 Section 14(a)(i)
         Alterations:               Section 13(a)
         Applicable Laws:           Section 5(b)(iv)
         Appurtenances:             Section 6(d)
         Assignment:                Section 19(b)
         Base Rent:                 Section 4(a)
         Care, Care for,
           Care of:                 Section 11(a)
         Comparable Properties:     Section 14(a)(ii)
         Contents:                  Section 27(e)
         Damage:                    Section 15(a)
         Declaration:               Section 11(a)
         Default Measuring
           Period:                  Section 21(b)(iii)(B)
         Development:               Section 6(a)
         Effective Date:            Preamble
         Environmental
           Conditions:              Section 27(a)
         Escrow Account:            Section 21(b)(iii)(B)
         Escrowee:                  Section 21(b)(iii)(B)
         Events of Default:         Section 21(a)
         Excluded Area:             Section 6(d)
         Existing Space Leases:     Section 19(a)
         Existing Tenants:          Section 19(a)
         Hazardous Material:        Section 27 and 27(d)
         Holdover Period:           Section 24
         Impositions:               Section 7(a) and 7(d)
         Indemnifying Party:        Section 16(c)
         Indemnitee:                Section 16(c)
         Indemnity Payment:         Section 16(c)
         Initial Term:              Section 3(a)
         Insurance:                 Section 14(a)
         Insurance Notice:          Section 14(g)
         Intelsat:                  Section 13(c)
         Landlord:                  Preamble, Section 30(o)
         Landlord Approved SNDA:    Section 19(b)
         Lease:                     Preamble
         Lease Year:                Section 3(b)
         Liability Policy:          Section 14(a)(ii)
         Master Lease:              Section 21(a)(iii)
         Mitigation Leases:         Section 21(b)(iii)(B)
         Mortgagee:                 Section 7(e)(i)
         Net Award:                 Section 17(b)
         Operating Expenses:        Section 21(b)(iii)(B)

         Post Default Leases:       Section 21(b)(iii)(B)
         Prime Rate:                Section 4(h)
         Purchase and Sale
           Agreement:               Recital (a)
         Remediation Obligation:    Section 27(a)
         Renewal Notice:            Section 28(b)
         Renewal Option,
           Renewal Term:            Section 28(a)
         Rent:                      Section 4(b)
         Restricted Areas:          Section 12
         Restricted Property:       Section 13(c)
         Security Deposit:          Section 29
         Signs:                     Section 9(a)
         Stipulated Rate:           Section 4(h)
         Sublease:                  Section 19(b)
         Subtenant:                 Section 19(c)
         Taken, Taking:             Section 17(a)
         Tax and Insurance
           Holdbacks:               Section 21(b)(iii)(B)
         Tenant:                    Preamble
         Tenant Approved SNDA:      Section 20(a)
         Tenant's Property:         Section 13(c)
         Term:                      Section 3(a)
         Third Party Claim:         Section 16(d)(i)
         Unavoidable Delays:        Section 30(q)
         Utilities:                 Section 8(a)

                            SCHEDULE OF EXHIBITS



                  EXHIBIT                                         SECTION

                  Exhibit A    (Description of Land)              1(a)

                  Exhibit B    (Description of                    1(a)
                                     Main Building Area)

                  Exhibit C    (Description of                    1(a)
                                Installations Premises)

                  Exhibit D    Intentionally Omitted

                  Exhibit E    (Wire Instructions)                4(g)

                  Exhibit F    (Portion of Installations
                                Premises)                        17(c)

                  Exhibit G    (Existing Space Leases)           19(a)

                  Exhibit H    (Landlord Approved SNDA)          19(b)

                  Exhibit I    (Tenant Approved SNDA)            20(a)

                  Exhibit J    (Operations and Maintenance       27(b)
                                Plan)